John Shave Vice President Investor Relations

Safe Harbor As previously disclosed on December 15, 2005 and January 10, 2006, the company has delayed the filing of its Form 10-K for the fiscal year ended September 30, 2005 and its Form 10-Q for the first fiscal quarter ended December 31, 2006. The company is in the process of responding to comments from the SEC regarding its periodic reports, including its Form 10-K for the fiscal year ended September 30, 2004, and is conducting its own review of its revenue recognition policy to consider changes and to determine whether a restatement is necessary. Consequently, the company is not in a position to discuss, comment or answer questions regarding the SEC review, the status of its review of its revenue recognition policy, the possibility of a restatement with respect to matters other than the previously announced restatements for auction rate securities and two-class method of earnings per share, the timing of the filing of its periodic reports, including its Form 10- K and the earnings for the fiscal quarter ending December 31, 2005, the timing of its 2006 annual meeting for shareholders, and its overall financial condition, including guidance for any of the 2006 periods. Moreover, Certain statements contained herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on current expectations, estimates, forecasts and projections of future company or industry performance based on management's judgment, beliefs, current trends and market conditions. Forward-looking statements made by the company may be identified by the use of words such as "expects," "intends," "plans," "anticipates," "believes," "seeks," "estimates," and similar expressions. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict, including changes in accounting policy or restatements of annual or quarterly financial statements as a result of the revenue recognition policy review, or as a result of the company's responses to accounting comments from the SEC Staff; the timing and substance of the company's resolution of the company's revenue recognition policy review and of outstanding SEC Staff comments which changes, individually or in the aggregate, may be material to the Company's financial condition, results of operations or liquidity; whether a restatement will be required for any matter other than revenue recognition or auction rate securities or the two class method of earnings per share; the nature, timing and amount of any restatement or other adjustments; the company's ability to make timely filings of its required periodic reports under the Securities Exchange Act of 1934; the effect of any restatement or delay upon the timing of the company's annual meeting of shareholders for 2006, the listing of the company's common stock on The New York Stock Exchange, the funding availability under the company's credit facilities or upon outstanding debt obligations; the company's ability to secure necessary waivers from lenders for the delay in filing one or more of its periodic reports; the company's ability to maintain adequate cash balances for operating and for debt defeasance; any adverse response of any of the Company's vendors, customers, media and others relating to the delay or restatement of the company's financial statements and accounting processes, policies and procedures, and additional uncertainties related to accounting issues. Actual outcomes and results may differ materially from what is expressed, forecasted or implied in any forward-looking statement. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. See also the discussion of factors that may affect future results contained in the company's Current Report on Form 8-K filed with the SEC on November 3, 2004, which is incorporated herein by reference.

REY: NYSE $1B automotive dealer services provider #1 DMS market share #1 customer satisfaction according to NADA Award-winning service and support organization Automotive retailing is an attractive market with tremendous opportunity

Analyst Day 2005 Fin O'Neill President and CEO

The Drivers Automobile dealers are looking for answers Car companies are battling each other for customers Consumers are better-informed and more demanding than ever

The Market: North America Estimated market size* 25,000 Dealer locations ~1 million 'users' One trillion dollars revenue $81 billion in dealer spend Market characteristics Mature Market Dealer-led Highly competitive markets Significant growth opportunity *Management estimates

How Are We Going To Grow Reynolds? Secure the core DMS business Build penetration in value added applications Build an information services business around consulting Grow internationally Stabilize and grow the forms business Leverage core competence in other dealer-related markets Realign the organization

Secure the Core DMS Business DMS is the platform for growth Strong cash generation Integration with DMS is the competitive advantage for value added applications $1.7 billion plus spend

Secure the Core DMS Business Opportunities Actions Objectives 440 US Saturn retailers Related GM retailers Top 100 / Enterprise Accounts Retention improvement Launch implementation and conversion teams Aggressively market to related GM retailers beginning in February 2006 Shift sales and development resources to capture accounts and support growth Utilization consulting, reinvestment in ERA Convert Saturn retailers beginning in FY2007 Penetrate GM stores owned by Saturn dealers and other GM dealers Increase Top 100 share and penetration Increase retention to over 85%

Build Penetration In Value-Added Applications Fill competitive gaps in existing product portfolio Introduce new high-value applications Leverage DMS agnostic approach; easy to use $1 billion dollar plus spend

Opportunities Actions Objectives CRM tools F&I tools Fixed Operations Solutions Inventory Management Solutions Networking Fill competitive gaps in existing product portfolio Introduce new applications Leverage DMS agnostic approach Launch Service CRM Continued growth in CreditMaster Continued growth in Contact Management and Mobile Service Advisor (MSA) Build Penetration In Value-Added Applications

Build an Information Services Business Around Consulting Developing an Information Services business is critical for REY Information Services Enhanced Business Intelligence Business Process Consulting Business Process Outsourcing Balance organic/inorganic growth strategies $700 million dollar plus spend

Opportunities Actions Objectives Reynolds Consulting Information Management and Security CRM Services Solution Consulting Developing agnostic data extraction service Launching data security tool Become source of software, management information and consulting that helps drive dealer's businesses Accelerate deployment of programs and services Build an Information Services Business Around Consulting

Grow Internationally Fragmented market, often OEM-led and consolidators are playing a larger role Europe, Asia and Latin America are primary areas of opportunity with over 100,000 retailers and over 1 million users $900 million dollar plus spend in Europe alone

Opportunity Actions Objectives Over $900 million plus spend in Europe alone Participate in the growth in dealerships in emerging markets such as Asia and Latin America Acquire scale New pricing and service models Targeting GM stores in Canada to leverage IDMS decision Adding OEM pilots Opening office and developing team in China Leverage our market leading DMS position in Canada Grow DMS footprint in Europe Expand into Asia Build out services and solutions portfolios Grow Internationally

Grow Internationally Early Successes ... Toyota Belgium selected the incadea automotive retailing software for its 75 dealerships Peugeot Germany is deploying a branded version of incadea at approximately 62 dealerships gedas AG selected incadea as software platform in UK for over 50 Volkswagen Group dealerships Incadea is used by approximately 13,000 users representing an estimated 640 customer installations in 27 countries

Stabilize and Grow the Forms Business We view Documents holistically Closer alignment with Systems Retain our people Expand product offering $350 million plus spend

Opportunity Actions Objective Under penetrated enterprise accounts Saturn and related GM stores Additional products Vendor consolidation across all stores to enterprise accounts Quick start program to Saturn stores and related GM stores Evaluate increasing product portfolio to leverage channel Expand share Stabilize and Grow the Forms Business

Leverage Core Competence in Other Dealer-Related Markets Markets with a similar distribution model to automotive retail Leverage automotive IP and business process know-how Inorganic growth Supports global expansion $500 million plus spend

Opportunity Actions Objective Independent used vehicle retailers Heavy duty truck Industrial equipment Evaluating entry strategies Implement strategy in early FY2007 Leverage Core Competence in Other Dealer-Related Markets

Conclusion Secure the core DMS business Build penetration in value added applications Build an information services business around consulting Grow internationally Stabilize and grow the forms business Leverage core competence in other dealer-related markets Realign the organization

Greg Geswein Chief Financial Officer

Organizational Realignment Drive out fixed costs Growth businesses do not permit high burden rates Eliminate lower value added activities Evaluate non-core functions for outsourcing Outsource some development where feasible Culture change Performance oriented culture Faster to market Greater sense of urgency Internal Investment

Opportunities Actions Objective General overhead Salary and benefit equalization Vendor contracts Facilities savings Services efficiency RGS discontinuation Ongoing implementation of initiatives Outsourced healthcare administration Renegotiating existing contracts Begin consolidating sales and other remote locations $20 to $30 million in savings with at least $10 million occurring in FY2006 Organizational Realignment

In millions Cash Return To Shareholders Capital Profile: History of Key Shareholders Actions Shares Outstanding

High Cash Flow Generative Business Recurring revenue model generates reliable cash flows Limited capital expenditure requirements Low working capital intensity Approximate cash position: $133M at September 30, 2005 $170M at December 31, 2005

Acquisition Criteria Disciplined approach for future acquisitions Attractive opportunities for growth, profitability and return Expand portfolio in other dealer-related markets Strengthen current businesses through "bolt-on" acquisitions Accept some minimal dilution in first year of acquisition then accretive thereafter

Attractive Acquisition Platform Brand recognition and dealer penetration Leading market share and strong position with customers Customer demand for single accountability Successful history of product integration High cash flow generative business

Summary World class brand, reputation and people #1 DMS market share and customer satisfaction Stable and diversified revenue stream High cash flow generative business Multiple avenues for organic and acquisition growth